Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Cosi, Inc.	Case No.	16-13704-MSH
		Reporting Period	10/25/16-11/28/16

MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES
Schedule of Cash Receipts and Disbursements	MOR-2	YES
Copies of Debtor's Bank Reconciliations		YES
Copies of Debtor's Bank Statements		YES
Copies of Cash Disbursements Journals		YES
Statement of Operations	MOR-3	YES
Balance Sheet	MOR-4	YES
Schedule of Post-Petition Liabilities	MOR-5	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		YES
Detailed listing of aged accounts payables		YES
Accounts Receivable Reconciliation and Aging	MOR-6	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Edward P. Schatz	12/15/2016
Signature of Authorized Individual*	Date

Edward P. Schatz	Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation;
a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16
MONTHLY REPORTING QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. - See Note 1. below.
X
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. - MOR 1 Question 4 Supplemental tab	X
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
8. Is the estate current on the payment of post-petition taxes?	X
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X
10. Is workers' compensation insurance in effect?	X
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies - N/A	X
12. Are a plan and disclosure statement on file?		X
13. Was there any post-petition borrowing during this reporting period?	X

Note 1. On September 30, 2016, the Bankruptcy Court entered the Order Granting Debtors’ Motion for an Order Authorizing (I) the Debtors to Remit and Pay Certain Taxes and Fees and (II) Financial Institutions to Process and Cash Related Checks and Transfers (the “Tax Payment Authorization Order”) [Dkt. No. 54].  Consistent with the Tax Payment Authorization Order, the Debtors have paid when due certain taxes and fees, inclusive of those which may have accrued pre-petition. Additionally, on September 30, 2016, the Bankruptcy Court entered the Order Authorizing Debtors to Pay Wages, Compensation, Employee Benefits and Other Related Obligations (the “Wage, Compensation, and Benefit Authorization Order”) [Dkt. No. 46].  Consistent with the Wage, Compensation, and Benefit Authorization Order, the Debtors have paid all wages, salaries and employee benefits when due, inclusive of those which may have accrued pre-petition.

MOR-1
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	2,621,221	-	-	311,496	2,932,717

RECEIPTS
CASH SALES	4,317,409	-	-	1,268,088	5,585,496
ACCOUNTS RECEIVABLE	336,801	-	-	6,127	342,928
LOANS AND ADVANCES	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-
GIFT CARD SALES	18,349	-	-	-	18,349
TRANSFERS (FROM DIP ACCTS)	1,199,386	-	-	-	1,199,386

TOTAL RECEIPTS	5,871,944	-	-	1,274,215	7,146,159

DISBURSEMENTS
NET PAYROLL & BENEFITS	1,350,110	-	-	-	1,350,110
PAYROLL TAXES	524,871	-	-	-	524,871
SALES, USE & OTHER TAXES	383,213	-	-	-	383,213
INVENTORY PURCHASES	2,015,939	-	-	-	2,015,939
SECURED/RENTAL/LEASES	845,937	-	-	-	845,937
INSURANCE	-	-	-	-	-
ADMINISTRATIVE	687,360	-	-	10,849	698,209
SELLING	-	-	-	-	-
VENDOR DEPOSIT	8,000	-	-	-	8,000
KERP PAYMENTS	73,358			-	73,358
OTHER RESTRUCTURING COSTS	10,830			-	10,830
OWNER DRAW *	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	1,199,386	1,199,386
______________________________
PROFESSIONAL FEES	385,553	-	-	-	385,553
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-
COURT COSTS	-	-	-	-	-
TOTAL DISBURSEMENTS	6,285,171	-	-	1,210,234	7,495,405

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(413,227)	-	-	63,981	(349,246)
CASH - END OF MONTH	2,207,994	-	-	375,477	2,583,471

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	7,495,405
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(1,199,386)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	6,296,019

MOR-2
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	5,582,627	10,530,478
Less: Discounts	208,419	400,297
Net Revenue	5,374,207	10,130,181
COST OF GOODS SOLD
Cost of Goods Sold	1,405,146	2,627,403
Resturant Payroll:
PAYROLL	1,616,029	3,062,258
PAYROLL TAXES	154,357	291,110
LIFE AD&D ILTD INSURANCE	5,345	10,601
401K	14,239	16,884
MEDICAL INSURANCE	161,052	204,193
WORKERS COMPENSATION INSURANCE	37,641	75,282
Total Payroll	1,988,663	3,660,328
Restaurant Operating Expenses:		-
BANK FEES	11,571	25,903
CATERING	56,549	106,568
CREDIT CARD FEES	88,175	230,504
DELIVERY	19,838	38,610
DONATIONS	460	460
DUES	81	163
EQUIPMENT RENTAL	2,338	4,780
FINES	525	2,475
INSURANCE	5,085	21,403
IT COMPUTERS	86,366	160,380
LEGAL	-	-
LICENSES	5,388	5,899
MARKETING	96,691	174,736
OTHER	16,891	45,519
PAPER AND SUPPLIES	218,352	380,775
PERSONAL PROPERTY TAXES	6,355	18,575
REAL ESTATE TAXES	54,294	109,665
RENT	708,211	1,427,094
REPAIRS AND MAINTENANCE	83,332	186,738
TRAVEL	74	214
UTILITIES	165,013	338,375
Total Restaurant Operating Expense	1,625,588	3,278,835
Gross Profit	354,810	563,614
GENERAL AND ADMINISTRATIVE EXPENSES
BAD DEBT	-	5,000
BANK FEES	9,839	18,749
BOARD FEES	35,000	39,182
CATERING ALLOCATION	(55,522)	(105,493)
EQUIPMENT LEASES	-	1,565
INSURANCE	30,270	59,975
INVESTOR RELATIONS	3,166	10,911
IT COMPUTER	74,232	76,818
LATE FEES	19,283	19,283
LEGAL	9,050	11,492
MARKETING ALLOCATION	(49,686)	(99,743)
MEAL EXPENSE	6,795	9,575
MEDICAL INSURANCE	9,503	17,585
OFFICE SUPPLIES	3,644	4,855
OTHER	5,708	9,051
PAYROLL	249,260	479,717
PAYROLL - INSIDERS	79,870	136,763
PAYROLL TAXES	36,535	67,965
POSTAGE	4,866	8,284
PROFESSIONAL FEES	9,000	9,000
REAL ESTATE TAXES	1,119	2,237
RENT	25,389	50,777
SALES TAX	1,019	3,915
TELEPHONE	3,314	5,800
TEMPORARY HELP	48,761	72,962
TRAVEL	22,943	37,956
UTILITIES	1,542	3,083
WORKERS COMPENSATION INSURANCE	1,701	3,402
Total General & Administrative	586,602	960,666
Loss from Operations	(231,792)	(397,052)

OTHER INCOME AND EXPENSES
DEPRECIATION AND AMORTIZATION	(184,638)	(415,168)
INTEREST INCOME	491	985
INTEREST EXPENSE	(100,680)	(175,599)
DEBT ISSUANCE EXPENSE	(107,373)	(107,373)
FRANCHISEE FEES AND ROYALTY	161,672	291,691
MISCELLANEOUS INCOME	613,855	711,531
Total Other Income and Expenses	383,327	306,067

REORGANIZATION ITEMS
ASSET IMPAIRMENT AND CLOSED STORE COSTS	352,920	509,674
LEASE TERMINATION ACCRUAL	517	1,034
LOSS ON DISPOSAL OF ASSETS	-	-
PROFESSIONAL FEES	792,181	1,218,763
U.S. TRUSTEE QUARTERLY FEES	-	1,625
OTHER - PUBLIC RELATIONS	-	5,500
Total Reorganization Expenses	1,145,618	1,736,597
Income Taxes	-	-
Net Profit(Loss)	(994,082)	(1,827,581)
* "Insider" is defined in 11 U.S.C. Section 101(31).		MOR-3 9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,794,853	822,201
Restricted Cash and Cash Equivalents	855,318	855,318
Credit Card Receivable	94,774	274,774
Accounts Receivable (Net)	1,528,780	1,022,884
Notes Receivable	106,437	103,984
Inventories	567,516	602,459
Prepaid Expenses	310,008	205,503
Professional Retainers	346,300	346,300
Other Current Assets (attach schedule)	-	-
TOTAL CURRENT ASSETS	5,603,986	4,233,423
PROPERTY AND EQUIPMENT
Computer and Telephone Equipment	10,327,917	10,329,053
Restaurant Equipment	8,161,361	8,144,168
Furniture, Fixtures and Office Equipment	4,826,736	4,854,206
Leasehold Improvements	18,805,612	19,281,722
Vehicles	9,030	9,030
Less Accumulated Depreciation	(36,508,878)	(36,307,498)
TOTAL PROPERTY & EQUIPMENT	5,621,779	6,310,681
OTHER ASSETS
Loans to Insiders
Other Assets - See MOR-4 - p2	14,226,200	14,422,670
TOTAL OTHER ASSETS	14,226,200	14,422,670
TOTAL ASSETS
	25,451,965	24,966,774
	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	461,479	-
Taxes Payable - See MOR 5	673,271	-
Wages Payable	684,798	-
Accrued Gift Cards	15,157
Notes Payable	800,000	-
Rent / Leases - Building/Equipment	20,986	-
Secured Debt / Adequate Protection Payments	-	-
Professional Fees	584,360	-
Amounts Due to Insiders	10,192	-
Other Postpetition Liabilities (attach schedule)	446,421	-
TOTAL POST-PETITION LIABILITIES	3,696,664	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	-	-
Priority Debt	-	1,248,113
Unsecured Debt	19,145,235	19,281,012
TOTAL PRE-PETITION LIABILITIES	19,145,235	20,529,125

TOTAL LIABILITIES	22,841,900	20,529,125
OWNER EQUITY
Capital Stock	(716,046)	(716,046)
Additional Paid-In Capital	344,547,561	344,547,561
Partners' Capital Account	-	-
Owner's Equity Account	-	-
Retained Earnings - Pre-Petition	(339,393,867)	(339,393,867)
Retained Earnings - Postpetition	(1,827,582)	-
Adjustments to Owner Equity (attach schedule)	-	-
Post-Petition Contributions (Distributions) (Draws) (attach schedule)	-	-
Net Owner Equity	2,610,066	4,437,648

TOTAL LIABILITIES AND OWNERS' EQUITY	25,451,966	24,966,773
Insider is defined in 11 U.S.C. Section 101(31)		MOR-4
		9/04
	1	(1)

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

BALANCE SHEET - continuation sheet
	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Landlord and Vendor Deposits	513,467	513,467
Trademarks	195,000	195,000
Deferred Financing Cost	54,807	76,729
Deferred Assets	1,248	1,248
Liquor Licenses	-	47,464
Intangibles	1,829,164	1,956,247
Goodwill	11,632,515	11,632,515
Total Other Assets	14,226,200	14,422,670
	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Accrued Interest	175,599	-
Accrued Utilities	195,766
Other Liabilities	75,057
	446,421
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.		MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.		9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes.  Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding	39,164.97	207,359.55	(167,095.51)			79,429.02
FICA-Employee	34,803.36	149,124.33	(124,641.41)			59,286.28
FICA-Employer	34,800.54	149,064.47	(124,641.41)			59,223.60
Unemployment	535.68	1,901.87	(1,702.21)			735.34
Income	-					-
Other:	-					-
Total Federal Taxes	109,304.55	507,450.22	(418,080.54)	-	-	198,674.23
State and Local
Income Tax Withholding	14,865.62	70,097.39	(57,582.57)			27,380.44
Sales	295,749.80	426,213.22	(375,519.09)			346,443.93
Excise	-					-
Unemployment	6,257.87	22,626.40	(20,475.13)			8,409.13
Real Property (Real Estate Taxes)	50,871.11	12,723.68	-			63,594.79
Personal Property	25,885.09	2,819.34	(7,693.60)			21,010.83
Other: City, County, Local, Misc Taxes	3,575.96	19,335.50	(15,153.99)			7,757.47
Other: Commercial Rent Tax	19,620.98	4,052.68				23,673.66
Total State and Local	416,826.43	557,868.21	(476,424.38)	-	-	498,270.26
Withholding for Employee Healthcare	53.25	166.53	(153.82)			65.96
Premiums, Pensions & Other Benefits	(8,301.00)	23,717.72	(13,424.79)			1,991.93
Total Taxes	517,883.23	1,089,202.68	(908,083.53)	-	-	699,002.38

SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	314,833.91	112,715.02	20,709.12
Wages Payable	684,797.72
Taxes Payable	673,270.83
Rent/Leases-Building	-
Rent/Leases-Equipment	2,981.25
Secured Debt/Adequate Protection Payments	800,000.00
Professional Fees in AP	10,240.00
Professional Fees in Accruals	584,360.00
Amounts Due to Insiders*	10,192.31
Gift Cards	15,157.16
Other: Percentage rent	20,985.55
Other:	426,666.47
Total Postpetition Debts	3,543,485.20	112,715.02	20,709.12	-	-	-

Explain how and when the Debtor intends to pay any past-due post-petition debts.
In due couirse with proceeds from operations supplemented by DIP Financing.

*"Insider" is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	1,186,051.47
+ Amounts billed during the period	909,776.77
- Amounts collected during the period	(342,928.36)
Total Accounts Receivable at the end of the reporting period	1,752,899.88

Accounts Receivable Aging	Amount
0 - 30 days old	854,235.39
31 - 60 days old	234,315.30
61 - 90 days old	154,093.97
91+ days old	510,255.22
Total Accounts Receivable	1,752,899.88
Amount considered uncollectible (Bad Debt)	(224,120.18)
Accounts Receivable (Net)	1,528,779.70
MOR-6
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

Alliance for Financial Growth	10/31/16	Wire	38,393
Alliance for Financial Growth	11/07/16	Wire	13,750
Alliance for Financial Growth	11/14/16	Wire	13,750
Alliance for Financial Growth	11/21/16	Wire	13,750
Alliance for Financial Growth	11/28/16	Wire	13,750
The O'Connor Group, Inc.	10/31/16	Wire	45,360
The O'Connor Group, Inc.	11/28/16	Wire	46,800
Mirick O'Connell	11/21/16	Wire	100,000
Mirick O'Connell	11/28/16	Wire	100,000
			385,553

MOR-1
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

Baue, Vicki	Payroll	11/07/16	7,885
Baue, Vicki	Payroll	11/21/16	7,885
DiSciullo, Tania	Payroll	11/07/16	6,154
DiSciullo, Tania	Payroll	11/21/16	9,154
Dourney, Devin	Payroll	11/07/16	1,846
Dourney, Devin	Payroll	11/21/16	3,296
Nicolini, William	Payroll	11/07/16	6,346
Nicolini, William	Payroll	11/21/16	6,346
Pippett, Greg	Payroll	11/07/16	6,154
Pippett, Greg	Payroll	11/21/16	24,805
			79,870

David Lloyd	Board of Directors Fee	11/03/16	7,500
Jean Birch	Board of Directors Fee	11/03/16	6,250
Mark Demillio	Board of Directors Fee	11/03/16	10,000
Michael Collins	Board of Directors Fee	11/03/16	5,000
Pat Bennett	Board of Directors Fee	11/03/16	6,250
			35,000

MOR-1
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	10/25/16-11/28/16

SUPPLEMENTAL SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed  in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
																								Hearthstone	Hearthstone	Xando Cosi of	Xando Cosi of	Xando Cosi of	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich
	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Associates	Associates	Maryland, Inc.	Maryland, Inc.	Maryland, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.
	Bank of	Bank of	Bank of	Bank of	Bank of	Citizens		Fifth Third	First Priority	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan						TD	Wells	Bank of	Bank of	Capital						JP Morgan	JP Morgan
	America	America	America	America	America	Bank	Comerica	Bank	Bank	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Santander	Santander	Santander	Santander	Santander	Bank	Fargo	America	America	One	Comerica	Huntington	HSBC	HSBC	HSBC	Chase	Chase
	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	ZBA	Depository	ZBA	ZBA	ZBA	ZBA	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Restricted	Restricted	Restricted	Restricted	Restricted
	004640563738	004640563741	004640563796	004640485120	004640546221	1331093373	1851109742	75567079	0201015914	722598562	722598596	722598547	722598554	722598570	722598604	934203373	10021844617	29804836038	1390157946	3574586418	3574586426	4267877682	2000027027925	004610087435	004640442833	00007774301402	1851305514	01892075064	619-50335-1	619-50150-2	619-50289-4	6373232448	6373237628	Total
CASH BEGINNING OF MONTH	-	-	-	-	34,655	-	-	133	108	2,353	-	-	-	-	-	-	3,251	2,689	3,859	5,521	1,909	32,628	19,291	3,171	2,977	1,997	-	111	20,000	40,002	35,752	64,639	36,450	311,496

RECEIPTS
CASH SALES	-	-	-	-	364,561	-	-	-	-	-	-	328,076	-	-	-	-	26,024	24,302	66,236	43,741	17,805	292,636	88,894	-	-	15,812	-	-	-	-	-	-	-	1,268,088
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-	1,109	-	-	-	-	-	-	-	-	-	-	-	5,019	-	-	-	-	-	-	-	-	-	6,127
LOANS AND ADVANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIPTS	-	-	-	-	364,561	-	-	-	-	-	-	329,185	-	-	-	-	26,024	24,302	66,236	43,741	17,805	292,636	88,894	5,019	-	15,812	-	-	-	-	-	-	-	1,274,215

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SALES, USE & OTHER TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
ADMINISTRATIVE	-	-	-	-	3,992	-	-	-	40	-	-	-	-	-	-	-	27	19	98	55	13	1,535	4,984	51	-	9	-	25	-	-	-	-	-	10,849
SELLING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
______________________________					-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OWNER DRAW *	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	317,800	-	-	133	68	-	-	329,185	-	-	-	-	24,800	22,400	55,500	40,200	17,400	273,400	103,200	-	-	15,300	-	-	-	-	-	-	-	1,199,386
______________________________
PROFESSIONAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	-	-	-	-	321,792	-	-	133	108	-	-	329,185	-	-	-	-	24,827	22,419	55,598	40,255	17,413	274,935	108,184	51	-	15,309	-	25	-	-	-	-	-	1,210,234

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	42,769	-	-	(133)	(108)	-	-	-	-	-	-	-	1,197	1,883	10,638	3,486	393	17,702	(19,291)	4,968	-	503	-	(25)	-	-	-	-	-	63,981
CASH - END OF MONTH	-	-	-	-	77,424	-	-	-	-	2,353	-	-	-	-	-	-	4,449	4,572	14,497	9,007	2,302	50,330	-	8,138	2,977	2,499	-	86	20,000	40,002	35,752	64,639	36,450	375,477
CASH BALANCE PER BANK	-	-	-	-	76,177	-				2,353		-					4,449	4,662	14,497	9,007	2,302	50,330	-	11,689	2,977	2,499		86	20,000	40,002	35,752	64,650	36,450	377,882

Variance	-	-	-	-	1,247	-	-	-	-	-	-	-	-	-	-	-	-	(90)	-	-	-	-	-	(3,551)	-	-	-	-	-	-	-	(11)	-	(2,405)
																																		9/04
SUPPLEMENT TO MOR-2 9/04